Exhibit 99.B

Top-line Results of a Multi-Center, Randomized, Double-Blind, Placebo-Controlled Study of the Safety, Tolerability, and Efficacy of Rilonacept (IL-1 Trap) for the Prevention of Gout Flares During Initiation of Allopurinol Therapy Regeneron Pharmaceuticals, Inc. Investors' Webcast September 3, 2008

Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, such as risks associated with preclinical and clinical development of Regeneron's drug candidates, determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron's ability to continue to develop or commercialize its product and drug candidates, competing drugs that are superior to Regeneron's product and drug candidates, uncertainty of market acceptance of Regeneron's product and drug candidates, unanticipated expenses, the availability and cost of capital, the costs of developing, producing, and selling products, the potential for any collaboration agreement, including Regeneron's agreements with the sanofi-aventis Group and Bayer HeathCare, to be canceled or to terminate without any product success, risks associated with third party intellectual property, and additional risks detailed from time to time in Regeneron's filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron's recent Forms 10-K, 10-Q, and 8-K for additional information on the uncertainties and risk factors related to our business. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials. Safe Harbor Statement

Gout Gout: a disease resulting from the deposition of monosodium urate crystals in the joints caused by excess serum uric acid (a bodily waste product normally excreted by the kidneys) Clinical manifestations: acute and chronic pain/inflammation of joints and surrounding tissue tophi development (deposits of crystallized uric acid) in the joints of the toes, ankles, knees, wrists, fingers, and elbows Prevalence: > 3 million in U.S. Treatment: resolve acute attacks with anti-inflammatory therapy reduce and maintain normal uric acid levels (< 6.0 mg/dL)

Allopurinol in the Treatment of Gout Role: reduces the production of uric acid to help normalize serum uric acid levels with chronic use Usage: over 1.3 million gout patients receive allopurinol treatment each year over 750,000 new gout patient starts are initiated with allopurinol each year Major treatment impediment: during first months of allopurinol therapy while uric acid blood levels are being reduced, uric acid crystal dissolution can result in stimulation of inflammatory mediators, causing acute flares of joint pain and inflammation adherence to allopurinol therapy is therefore low, potentially leading to continued gout symptoms and tophi progression Other drawbacks of allopurinol: rash related to hypersensitivity, leukopenia, GI disturbances

Gout: Evidence for Role of IL-1 Gout has IL-1-associated clinical features inflammation, fever, elevated acute phase response IL-1 is a major product of human white blood cells stimulated by monosodium urate crystals (Duff, 1983, Malawista 1985, Martinon, 2006) The NLRP-3 (cryopyrin) inflammasome is required for crystal-induced IL-1 production (Martinon, 2006) In gout, IL-1 appears to be higher in the inflammatory cascade than other inflammatory mediators (e.g., TNF and IL-6) IL-1 signaling is required for crystal-induced inflammation in in vivo knock-out models (Chen 2006)

Gout: Evidence for Role of IL-1(Continued)

- Monosodium urate crystals internalized by monocytes activate the NLRP3 inflammasome which leads to the processing and release of IL-1β
- IL-1β induces the expression of adhesion molecules and chemokines which are critical for the recruitment of PMNs into the site of acute inflammation



MSU crystals
NALP3
PYD
PYD
ASC
CARD
CARD
Caspase-1
NALP3 inflammasome activation
IL-1β
IL-1β
Pro–IL-1β
Phase 1

Martinon, 2006

REGENERON

Rilonacept (ARCALYST®): Structure and Characteristics

- Rilonacept: a dimeric fusion protein
  - Specific blocker of IL-1, incorporating extracellular domains of the 2 receptor components required for IL-1 signalling
    - IL-1RI (IL-1 receptor sub-type 1)
    - IL-1RAcP (IL-1 receptor accessory protein)
  - Molecular weight ~251 kDa
  - Expressed in recombinant Chinese hamster ovary (CHO) cells
- 8.6 days circulation half-life *in vivo*, allowing for once-weekly dosing


IL-1RAcP
"Trapped" IL-1
IL-R1
Fc region
2.

REGENERON

Mechanism of Action of Rilonacept Certain inflammatory responses arise from excessive release of activated IL-1^ Rilonacept blocks IL-1 signaling by acting as a soluble decoy receptor that binds IL-1 and prevents its interaction with cell surface receptors IL-1 and inflammation Mechanism of action of rilonacept

Cryopyrin-Associated Periodic Syndromes (CAPS): Rare, Inherited, Auto-inflammatory Diseases with Life-long, Debilitating Consequences CAPS are characterized by lifelong, recurrent symptoms of rash, chills/fever, joint pain, fatigue, and eye redness/pain Intermittent, debilitating disease flares/ exacerbations can be triggered at random by a slight cooling in temperature, stress, exercise, and other unidentified causes Underlying disease and its flares place a heavy burden on patients by preventing them from fully participating in daily professional, family, and social activities To avoid triggers that cause flares, patients adopt a compromised lifestyle with limitations on everyday activities that can be just as debilitating as the disease

CAPS: Generally Caused by a Mutation in a Gene that Helps Regulate the Body's Innate Immune Response, Resulting in Overproduction of Interleukin-1β (IL-1β)



Monocyte/Macrophage
Autosomal-dominant mutation of NLRP-3/*CIAS1* gene (in many patients)
Inflammasome
Cryopyrin
PYD
NBS LRR
ASC
PYD
CARD
CARD
CARD
CARD
Cardinal
Activated caspase 1
Secretory lysosome
Nucleus
Cleaves
Pro-IL-1β
Pro-IL-1β
IL-1β
NF-κB
IL-1β overproduction
IL-1β
IL-1 receptor
CAPS symptoms

REGENERON

Phase 3 Program Showed Marked Reduction in CAPS Symptoms with Rilonacept, but Not with Placebo -3 0 3 6 (n=23) (n=24) 5 4 3 2 1 0 Rilonacept Placebo 3rd Qtr 4th Qtr Pre-treatment Baseline 3.1 2.4 90 20.4 Endpoint 0.5 2.1 34.6 31.6 North 45.9 46.9 45 43.9 Pre-treatment Baseline Period Part A Treatment Period Rilonacept vs Placebo P<0.0001 Study Week Rilonacept (n=23) Placebo (n=24) Group Mean Daily KSS (95% CI:-2.4, -1.3) P<0.0001 -2.6 ( 84%^) P<0.0001 -0.3 ( 13%^) P=NS Group Mean KSS Over 21-day Period Group Mean Key Symptom Score (KSS) by Treatment Group Pre-treatment Baseline Endpoint

Important Information about Rilonacept Rilonacept is not indicated for use in gout. It is currently being studied in a Phase 2 exploratory trial in gout Rilonacept is indicated for the treatment of Cryopyrin-Associated Periodic Syndromes (CAPS), including Familial Cold Auto-inflammatory Syndrome (FCAS) and Muckle- Wells Syndrome (MWS) in adults and children age 12 and over IL-1 blockade may interfere with immune response to infections. Serious, life- threatening infections have been reported in patients taking rilonacept rilonacept should be discontinued if a patient develops a serious infection taking rilonacept with tumor necrosis factor inhibitors is not recommended because this may increase the risk of serious infections treatment with rilonacept should not be initiated in patients with active or chronic infections Patients should not receive a live vaccine while taking rilonacept. It is recommended that patients receive all recommended vaccinations prior to initiation of treatment with rilonacept Patients should be monitored for changes in their lipid profiles and provided with medical treatment if warranted. Hypersensitivity reactions associated with rilonacept administration have been rare. Please see the full Prescribing Information for rilonacept, available online at www.regeneron.com/ARCALYST-fpi.pdf

Gout Pilot Study of Rilonacept: Single-Blind, Placebo Run-In Study in Patients with Chronic Active Gout


S
D0
W2
W4
W6
W8
W14
dose
xx
xx
xx
x
x
x
x
x

S = screening; D = day; W = week

•Two week placebo run-in

•Loading dose of rilonacept at Week 2 [2X 160 mg subcutaneously (SC)] followed by five weekly 160 mg SC injections of rilonacept

•Evaluations every 2 weeks, then follow-up 6 weeks after the last dose (Subject's Pain and Global Scores, Physician's Global Score , Joint assessment, and C-reactive protein)

REGENERON

Gout Pilot Study Findings: Patients' Pain Score Improved with Rilonacept but not with Placebo (0 = normal/none to 10 = severe) (LOCF; N = 10) -1 0 2 4 6 8 14 Placebo Rilonacept Screening Off Treatment ns* P<0.02** * - Wk 2 v D0 ** - Wk 8 v Wk 2

Phase 2 Study Objectives Primary Objective To assess the activity of rilonacept in reducing the frequency of acute gout flares in hyperuricemic patients initiating allopurinol therapy compared to placebo Secondary Objective To assess the severity and duration of gout flares during initiation of allopurinol therapy To assess the safety and tolerability of rilonacept in patients receiving concomitant allopurinol

Phase 2 Study Design Multi-center, randomized double-blind, placebo- controlled trial in 83 hyperuricemic (serum uric acid > 7.5 mg/dL) patients with inter-critical gout Group 1- rilonacept 320mg on day 1, followed by rilonacept 160mg once a week for 16 weeks Group 2- placebo Patients in both treatment arms started on a daily dose of 300 mg allopurinol on Day 1 Dose was titrated upward in 100 mg increments (maximum 800 mg) monthly in patients not achieving a target serum uric acid level < 6.0 mg/dL Starting dose was adjusted downward in patients with renal impairment based upon creatinine clearance

Study Scheme Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Rilonacept 160 mg subcutaneously weekly Screening Follow-up Placebo subcutaneously weekly Placebo subcutaneously weekly Placebo subcutaneously weekly Placebo subcutaneously weekly Placebo subcutaneously weekly Placebo subcutaneously weekly Placebo subcutaneously weekly Placebo subcutaneously weekly Day -14 to Day -3 Day 1 to Week 16 Day 1 to Week 16 Day 1 to Week 16 Day 1 to Week 16 Day 1 to Week 16 Day 1 to Week 16 Day 1 to Week 16 Day 1 to Week 16 Day 42 after last dose of study drug Primary Endpoint: Week 12

Patient Population Patients 18 years of age or older : Meeting the criteria of the American Rheumatism Association (ARA) for the classification of the acute arthritis of primary gout Serum uric acid ^ 7.5 mg/dL A self-reported history of ^ 2 gout flares in the year prior to the Screening Visit

Key Exclusion Criteria Acute gout flare within 2 weeks before Screening Visit Allergy to allopurinol Use of glucocorticoids or colchicine within 4 weeks before Screening Visit Use of NSAIDs within 2 weeks prior to the Screening Visit Use of allopurinol, probenecid, or sulfinipyrazone within 3 months prior to the Screening Visit

Efficacy Endpoints Primary Endpoint: The mean number of gout flares assessed from Day 1 to Week 12 * A gout flare was defined as patient-reported acute joint pain deemed by the patient and/or investigator to require rescue anti-inflammatory therapy (NSAIDs or glucocorticoids) Secondary Endpoints: The proportion of patients with one or more gout flares assessed from Day 1 to Week 12 The mean number of gout flare days assessed from Day 1 to Week 12 The mean number of days with the patient's pain score of 5 or more (from patient's daily diary) from Day 1 to Week 12

Patient Disposition Placebo Rilonacept 160mg/kg Patients randomized & dosed 42 41 Patients who completed Week 12 33 40 Withdrawals before Week 12 9 1 Reasons for withdrawal before Week 12 [n(%)] - Lost to follow up - Lack of efficacy - Adverse event - Consent withdrawn - Other 4 (9.5%) 2 (4.8%) 2 (4.8%) 1 (2.4%) 0 (0%) 0 (0%) 0 (0%) 0 (0%) 0 (0%) 1 (2.4%) Patients reached: - Week 4 - Week 8 - Week 12 37 (88.7%) 34 (81.0%) 33 (78.6%) 41 (100%) 40 (97.6%) 40 (97.6%)

Baseline Characteristics Placebo Rilonacept 160mg/kg Patients randomized 42 41 Male (%) 95.0 98.0 Age yrs mean (median) 50 (52) 52 (50) Prior mean number of gout flares/yr 4.4 4.7 Prior mean duration of gout flare (days) 5.4 6.0 Tophi present 6 2

EFFICACY FINDINGS

Primary Endpoint: Mean Number of Gout Flares Per Patient Through Week 12 Placebo (n=42) Rilonacept (n=41) 0.79 0.15 Mean number of gout flares per patient 0.15 p < 0.0011 (33 flares) (6 flares) 0.79 81% ^

Time to First Gout Flare Placebo Rilonacept Placebo Rilonacept censored Treatment Proportion of Subjects Gout-Flare Free 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 10 20 40 30 50 60 70 90 80 p=0.0003 Time to First Gout Flare (days)

Proportion of Patients with a Gout Flare Through Week 12 Placebo (n=42) Rilonacept (n=41) 45 15 Proportion of patients with a grout flare p < 0.004 45.2% 14.6% (19 patients) (6 patients)

Proportion of Patients with a Gout Flare Through Week 12 Placebo (n=42) Rilonacept (n=41) 45 15 Proportion of patients with a grout flare p < 0.004 45.2% 14.6% (19 patients) (6 patients) 47.4% > 1 flare 0% > 1 flare

Mean Number of Days with a Pain Score > 5 (0-10 scale) Through Week 12 Placebo (n=42) Rilonacept (n=41) 2.02 0.22 Mean number of days with pain score > 5 0.22 days p < 0.001 2.02 days

SAFETY FINDINGS

Safety Summary No serious drug-related adverse events were reported with rilonacept Injection-site reaction was the most commonly reported adverse event reported with rilonacept treatment

Adverse Events Through Week 12 Placebo (n=42) Rilonacept (n=41) Any Adverse Event [n(%)] 23 (55%) 17 (42%) Number of patients who discontinued due to an AE [n (%)] 3 (7.1%) 1 (2.4%) Serious AEs [n (%)] 2 (4.8%) 1 (2.4%)

Number of Patients with ^ 1 Treatment-Emergent Adverse Event Through Week 12 (reported in at least 5% of patients in either group treated) High-level Term AE Category Placebo (n=42) Rilonacept (n=41) Injection/infusion site reaction 1 (2.4%) 4 (9.8%) Upper respiratory tract infections 4 (9.5%) 1 (2.4%) Joint-related signs/symptoms 4 (9.5%) 1 (2.4%) Liver function enzyme elevations 0 (0%) 3 (7.3%) Purine metabolism disorders NEC 3 (7.1%) 1 (2.4%)

10% of rilonacept-treated patients and 19% of placebo- treated patients reported 1 infection or more 1 rilonacept-treated patient reported pyleonephritis 2 placebo-treated patients reported bronchitis 1 rilonacept-treated patient and 4 placebo-treated patients reported upper respiratory tract infections No serious infections were reported No tuberculosis or other opportunistic infections were reported Infections

Conclusions In a Phase 2 study of gout patients initiating therapy with allopurinol to lower their uric acid levels Rilonacept produced an 81% statistically significant reduction in the mean incidence of gout flares per patient versus placebo over the first 12 weeks of therapy 45.2% of patients treated with placebo experienced a gout flare (of those, 47.4% had > 1 flare) versus 14.6% of those treated with rilonacept (none had > 1 flare) No serious drug-related adverse events were reported in patients receiving rilonacept treatment Injection-site reaction was the most commonly reported adverse event with rilonacept treatment Based upon these results, the Phase 3 program in drug-induced gout flare prophylaxis is scheduled to begin in early 2009 and additional uses of rilonacept in the treatment of gout are being explored